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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               _________________

                                   Form 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):  December 24, 1996


                     BRILLIANT DIGITAL ENTERTAINMENT, INC.
              (Exact Name of Registrant as Specified in Charter)


         Delaware                  333-12163            95-4592204
(State or Other Jurisdiction      (Commission          (IRS Employer
     of Incorporation)            File Number)      Identification No.)


                   6355 Topanga Canyon Boulevard, Suite 513
                       Woodland Hills, California 91367
                   (Address of Principal Executive Offices)

                                (818) 346-3653
                        (Registrant's Telephone Number)

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ITEM 8.  CHANGE IN FISCAL YEAR

     On December 24, 1996, the Board of Directors of Brilliant Digital Entertainment, Inc. (the "Company") approved the change of the Company's fiscal year to December 31. As a result of the change in the fiscal year the Company will file an Annual Report on Form 10-K for the transition period from June 30, 1996 to December 31, 1996 and will not file a Quarterly Report on Form 10-Q for the quarter and six months ended December 31, 1996.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


December 24, 1996             BRILLIANT DIGITAL ENTERTAINMENT, INC.



                              By:   /s/ Michael Ozen
                                  --------------------------------
                                   Michael Ozen
                                   Chief Financial Officer